EXHIBIT 99.1
                                                                  EXECUTION COPY

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                                  NYMAGIC, INC.




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                          SECURITIES PURCHASE AGREEMENT

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                          DATED AS OF JANUARY 31, 2003
















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                           MORGAN, LEWIS & BOCKIUS LLP
                               NEW YORK, NEW YORK
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

                            TABLE OF CONTENTS

                                                                                                               PAGE


1.       PURCHASE AND SALE OF UNITS..............................................................................1

         1.01.    The Units......................................................................................1

         1.02.    Purchase Price and Closing.....................................................................1

2.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY...........................................................1

         2.01.    Organization and Qualification.................................................................2

         2.02.    Authorized Capital Stock.......................................................................2

         2.03.    Issuance, Sale and Delivery of the Shares and the Options......................................3

         2.04.    Due Execution, Delivery and Performance of this Agreement......................................3

         2.05.    No Defaults....................................................................................4

         2.06.    No Actions.....................................................................................4

         2.07.    No Material Change.............................................................................4

         2.08.    Compliance.....................................................................................5

         2.09.    Taxes..........................................................................................5

         2.10.    Transfer Taxes.................................................................................5

         2.11.    Investment Company.............................................................................5

         2.12.    Compliance with Securities Laws................................................................5

         2.13.    Public Filings; Undisclosed Liabilities........................................................5

         2.14.    Reporting Company; Form S-3; New York Stock Exchange...........................................6

         2.15.    Governmental Permits, Etc......................................................................7

         2.16.    Brokers........................................................................................7

         2.17.    Regulatory Filings.............................................................................7

         2.18.    A.M. Best Rating...............................................................................7

         2.19.    Subsequent Events..............................................................................7

3.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS........................................................8

         3.01.    Organization and Standing of the Purchasers....................................................8

         3.02.    Authority; Enforceability......................................................................8

         3.03.    Acquisition for Investment.....................................................................8

4.       CONDITIONS AT CLOSING...................................................................................9

         4.01.    Purchasers' Obligation.........................................................................9

5.       COVENANTS OF THE COMPANY AND OTHER AGREEMENTS..........................................................10


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                                TABLE OF CONTENTS
                                   (continued)
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         5.01.    Form D; Blue Sky Laws; Form 8-K...............................................................10

         5.02.    Reporting Status; Eligibility to Use Form S-3.................................................10

         5.03.    Listing.......................................................................................10

         5.04.    No Integration................................................................................11

         5.05.    The Option Shares.............................................................................11

         5.06.    Use of Proceeds...............................................................................11

         5.07.    Dealings with Affiliates......................................................................11

         5.08.    Appointment to Board of Directors.............................................................12

         5.09.    Observation Right.............................................................................12

         5.10.    [Intentionally Deleted].......................................................................12

         5.11.    Issuance of Certificates......................................................................12

         5.12.    Unrestricted Securities.......................................................................12

         5.13.    Sale of Company Securities....................................................................13

6.       DEFINITIONS AND ACCOUNTING TERMS.......................................................................13

         6.01.    Certain Defined Terms.........................................................................13

         6.02.    Accounting Terms..............................................................................16

7.       INDEMNIFICATION........................................................................................16

         7.01.    General Indemnity.............................................................................16

         7.02.    Indemnification Procedure.....................................................................16

8.       MISCELLANEOUS..........................................................................................17

         8.01.    No Waiver; Cumulative Remedies................................................................17

         8.02.    Amendments, Waivers and Consents..............................................................17

         8.03.    Addresses for Notices.........................................................................18

         8.04.    Costs, Expenses and Taxes.....................................................................18

         8.05.    Binding Effect; Assignment....................................................................19

         8.06.    Survival of Representations and Warranties....................................................19

         8.07.    Prior Agreements..............................................................................19

         8.08.    Severability..................................................................................19

         8.09.    Confidentiality...............................................................................19

         8.10.    Governing Law.................................................................................20



                                     ii
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                                TABLE OF CONTENTS
                                   (continued)
                                                                                                               PAGE

         8.11.    Public Announcements..........................................................................20

         8.12.    Consent to Jurisdiction.......................................................................20

         8.13.    Waiver of Jury Trial..........................................................................20

         8.14.    Headings......................................................................................21

         8.15.    Counterparts..................................................................................21

         8.16.    Further Assurances............................................................................21

         8.17.    Specific Enforcement..........................................................................21

                          SECURITIES PURCHASE AGREEMENT



                                                    Dated as of January 31, 2003


Each of the Purchasers Listed
on Schedule 1.01

Ladies and Gentlemen:

         NYMAGIC, INC., a New York corporation (the "COMPANY"), hereby agrees with each of you as follows:


1.       PURCHASE AND SALE OF UNITS

         1.01. THE UNITS. The Company has authorized the sale of (i) 400,000 shares of its authorized shares of Common Stock (the "SHARES") held in the Company's treasury and (ii) options (the "OPTIONS") in the form of EXHIBIT A hereto to purchase an additional 400,000 shares of Common Stock (such additional 400,000 shares of Common Stock in the aggregate issuable from time to time upon exercise of the Options, collectively, the "OPTION SHARES") at a purchase price of $21.00 per Unit, to the persons (individually, a "PURCHASER" and collectively, the "PURCHASERS") and in the respective amounts set forth in
SCHEDULE 1.01 hereto.

         1.02. PURCHASE PRICE AND CLOSING. The Company agrees to issue and sell to the Purchasers and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers, severally, but not jointly, agree to purchase that number of the Units set forth opposite their respective names in SCHEDULE 1.01. The aggregate purchase price of the Units being acquired by each Purchaser is set forth opposite such Purchaser's name in SCHEDULE 1.01. The closing of the purchase and sale of the Units to be acquired by the Purchasers from the Company under this Agreement (the "CLOSING") shall take place (including by means of courier, facsimile and electronic transmissions) at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178 at 10:00 a.m. on January 31, 2003 (the "CLOSING DATE"). At the Closing, the Company will deliver to each Purchaser certificates for the number of (i) Shares and (ii) Options, in each case, set forth opposite its name under the heading "Number of Common Shares" and "Number of Options", as applicable, in SCHEDULE 1.01 registered, in each case, on the books of the Company in such Purchaser's name (or its nominee), against delivery of a transfer of funds to the account of the Company by wire transfer, representing the cash consideration for the Units set forth opposite such Purchaser's name under the heading "Aggregate Purchase Price" on SCHEDULE 1.01.

2.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to the Purchasers, as of the Closing Date, as follows:

         2.01. ORGANIZATION AND QUALIFICATION. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New York and the Company is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify could not reasonably be expected to have a Material Adverse Effect. All of the Subsidiaries of the Company are listed on SCHEDULE 2.01(A). All of the Insurance Subsidiaries of the Company are listed on SCHEDULE 2.01(B). Each Subsidiary is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is qualified to do business as a foreign entity in each jurisdiction in which qualification is required, except where failure to so qualify could not reasonably be expected to have a Material Adverse Effect.

         2.02. AUTHORIZED CAPITAL STOCK. As of the date hereof, the authorized capital stock of the Company consists of 30,000,000 shares of Common Stock of which 9,276,398 shares are issued and outstanding, 5,855,826 shares are held in treasury and 618,700 shares are reserved for issuance under the Company's stock option plans and for the issuance upon the exercise or conversion of warrants and other convertible securities issued by the Company. All of such outstanding shares of capital stock, which are outstanding or held in treasury, are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance with all state and federal securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed in the Company's publicly available filings with the Commission filed before the date of this Agreement (the "PUBLIC FILINGS") and except for the transactions contemplated hereby, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever that could require the Company to issue additional shares of capital stock of the Company; (ii) there are no agreements or arrangements (other than the Registration Rights Agreement) under which the Company is or will be obligated to register the sale of any of its securities under the Securities Act; (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Shares, the Options and, upon exercise, the Option Shares; and (iv) there are no shareholders agreements, voting agreements or other similar agreements with respect to the Common Stock. The Company has furnished to the Purchasers true and correct copies of the Certificate of Incorporation as in effect on the date hereof, the Bylaws as in effect on the date hereof and the terms of all securities (other than employee stock options) convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto. The description of the Company's stock, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder, set forth in the Public Filings accurately and fairly presents in all material respects the information required to be shown with respect to such plans, arrangements, options and rights. With respect to each Subsidiary, (i) all the issued and outstanding shares of each Subsidiary's capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with applicable federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and (ii) there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to

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

purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of the Subsidiary's capital stock or any such options, rights, convertible securities or obligations. All Subsidiaries included on SCHEDULE 2.01(A) are one hundred percent (100%) owned, directly or indirectly, by the Company.

         2.03. ISSUANCE, SALE AND DELIVERY OF THE SHARES AND THE OPTIONS.

         (a) The Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable and free and clear of all pledges, liens, restrictions, claims and encumbrances, and will conform in all material respects to the description thereof set forth in the Public Filings. No preemptive rights or other rights to subscribe for or purchase exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. The Board of Directors has approved the issuance from the treasury of the Shares pursuant to the terms hereof. No further corporate authorization or approval (including the approval of the Company's shareholders) is required under the rules of the New York Stock Exchange with respect to the transactions contemplated by this Agreement and the Related Agreements, including, without limitation, the issuance of the Shares and the inclusion thereof of the Shares for trading on the New York Stock Exchange.

         (b) When issued, delivered and paid for in the manner set forth in this Agreement, each Purchaser will acquire good and marketable title to the Options, free and clear of all pledges, liens, restrictions, claims and encumbrances. The Option Shares are duly authorized and reserved for issuance in the Company's treasury. Upon exercise of the Options, in whole or, from time to time, in part, and upon payment of the exercise price therefor, in accordance with the terms of the Options, each Purchaser will acquire good and marketable title to the Option Shares, free and clear from all pledges, liens, restrictions, claims and encumbrances, will not be subject to any preemptive rights or other similar rights of shareholders of the Company and, upon issuance, the Option Shares will be validly issued, fully paid and non-assessable and will conform in all material respects to the description of the Common Stock set forth in the Public Filings. The Board of Directors has approved the issuance of the Options and the Option Shares pursuant to the terms hereof. No further corporate authorization or approval (including the approval of the Company's shareholders) is required under the rules of the New York Stock Exchange with respect to the transactions contemplated by this Agreement and the Related Agreements, including, without limitation, the issuance of the Options and the inclusion thereof of the Option Shares for trading on the New York Stock Exchange.

         2.04. DUE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT. The Company has full legal right, corporate power and authority to enter into this Agreement, each Related Agreement and perform the transactions contemplated hereby and thereby. This Agreement and each Related Agreement has been duly authorized, executed and delivered by the Company. The execution, delivery and performance of this Agreement and each Related Agreement by the Company and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Company or any of its Subsidiaries and will not result in the creation of any lien, charge, security interest or encumbrance upon any assets of the Company or any of its Subsidiaries pursuant to the terms or provisions of, and will not (i) conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or

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

the passage of time or both, a default under (A) any agreement, lease, franchise, license, permit or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties may be bound or affected and in each case which could have a Material Adverse Effect, or (B) any statute or any judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental body applicable to the Company or any of its Subsidiaries or any of their respective properties where such conflict, breach, violation or default is likely to result in a Material Adverse Effect. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body is required for the execution and delivery of this Agreement, each Related Agreement or the consummation of the transactions contemplated by this Agreement and each Related Agreement, except for compliance with the federal securities laws applicable to the sale of the Units. Upon the execution and delivery of this Agreement and each Related Agreement, and assuming the valid execution thereof by each Purchaser, if applicable, this Agreement and each Related Agreement will constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         2.05. NO DEFAULTS. Except as disclosed in the Public Filings and except as to defaults, violations and breaches which individually or in the aggregate could not have a Material Adverse Effect, neither the Company nor any of its Subsidiaries is in violation or default of any provision of its certificate of incorporation or bylaws, or, to the Company's Knowledge, in breach of or default with respect to any provision of any agreement, judgment, decree, order, lease, franchise, license, permit or other instrument to which it is a party or by which it or any of its properties are bound; and, to the Company's Knowledge, there does not exist any state of fact which, with notice or lapse of time or both, would constitute an event of default on the part of the Company or any of its Subsidiaries as defined in such documents, except such defaults which, individually or in the aggregate, could not have a Material Adverse Effect.

         2.06. NO ACTIONS. Except as disclosed in the Public Filings, there are no legal or governmental actions, suits or proceedings pending or threatened in writing to which the Company or any of its Subsidiaries is or may be a party or of which property owned or leased by the Company or any of its Subsidiaries is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings, individually or in the aggregate, might prevent the Company's execution, delivery and performance of this Agreement and/or each Related Agreement.

         2.07. NO MATERIAL CHANGE. Except as disclosed in the Public Filings, since September 30, 2002 the Company and the Subsidiaries have conducted their businesses only in the ordinary course and in a manner consistent with past practice, and there has not occurred any event, condition, circumstance, change or development (whether or not in the ordinary course of business) that, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.


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

         2.08. COMPLIANCE. Neither the Company nor any of its Subsidiaries has been advised that it is not conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting its business, except where failure to be so in compliance could not have a Material Adverse Effect.

         2.09. TAXES. To the Company's Knowledge, each of the Company and its Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and neither the Company nor any of its Subsidiaries has been advised in writing of any tax deficiency which has been asserted or threatened against it which could have a Material Adverse Effect.

         2.10. TRANSFER TAXES. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Units to be sold to each Purchaser hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been complied with.

         2.11. INVESTMENT COMPANY. Neither the Company nor any Subsidiary is an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

         2.12. COMPLIANCE WITH SECURITIES LAWS. Neither the Company nor any Person acting on behalf of the Company has conducted any "general solicitation," as described in Rule 502(c) under Regulation D promulgated under the Securities Act ("REGULATION D"), with respect to any of the Units being offered hereby. Neither the Company, nor any of its Affiliates, nor any Person acting on their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under the Securities Act pursuant to the provisions of Regulation D. The transactions contemplated by this Agreement and the Options are exempt from the registration requirements of the Securities Act, assuming the accuracy of the representations and warranties herein of each Purchaser to the extent relevant for such determination. The issuance of the Units to each Purchaser will not be integrated with any other issuance of the Company's securities (past, current or future) which requires shareholder approval under the rules of the New York Stock Exchange or which would result in a violation of the Securities Act.

         2.13. PUBLIC FILINGS; UNDISCLOSED LIABILITIES. Since December 31, 2001, the Company has filed all required reports, schedules, forms, proxy, registration and other statements and other documents with the Commission. As of the date of this Agreement, the last Public Filing filed by the Company was a Report on Form 8-K, dated November 14, 2002. As of their respective filing dates, the Public Filings complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the Commission promulgated thereunder applicable to the Public Filings. As of their respective filing dates, none of the Public Filings contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements have been modified or superseded by a later Public Filing filed and publicly available prior to the Closing Date, the circumstances or bases for which modifications or supersessions have not and will not individually or in the aggregate result in any material liability or obligation on behalf of the Company under the Securities Act, the Exchange Act, the rules promulgated under the Securities Act or the Exchange Act, or any federal, state or local anti-fraud, blue-sky, securities or similar laws. The Company does not have pending before the Commission any request for confidential treatment of information and to the Company's Knowledge no such request is contemplated by the Company prior to the time the Registration Statement which is contemplated by the Registration Rights Agreement is first ordered effective by the Commission and there is not pending nor, to the Company's Knowledge, is there contemplated, nor has there been any, investigation by the Commission involving the Company or any current or former director or officer of the Company. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The consolidated financial statements of the Company included in the Public Filings (as amended or supplemented by any later filed Public Filings filed and publicly available prior to December 31,
2002), comply as to form in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by Form 10-Q of the Commission) applied on a consistent basis during the periods involved (except as may be indicated in notes thereto) and fairly present the consolidated financial position of the Company and the Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the Public Filings, neither the Company nor any Subsidiary has any obligation or liability of any nature whatsoever (direct or indirect, matured or unmatured, absolute, accrued, contingent or otherwise) either (i) required by GAAP to be set forth on a consolidated balance sheet of the Company and the Subsidiaries or in the notes thereto or (ii) which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, other than liabilities and obligations reflected or reserved against in the consolidated financial statements of the Company and its consolidated subsidiaries included in the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2002, or incurred since the date of the balance sheet included in such financial statements in the ordinary course of business which are not individually or collectively material to the Company and the Subsidiaries taken as a whole.

         2.14. REPORTING COMPANY; FORM S-3; NEW YORK STOCK EXCHANGE. The Company is subject to the reporting requirements of the Exchange Act, has one class of securities registered under Section 12 of the Exchange Act, and has filed all reports required thereby. The Company is eligible to register the Shares for resale by each Purchaser on a registration statement on Form S-3 under the Securities Act. There exist no facts or circumstances (including, without limitation, any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant's consents) that reasonably could be expected to prohibit or delay the preparation and filing of the Registration Statement. No shareholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement) to require the Company to register the sale of any shares owned by such shareholder under the Securities Act in the Registration Statement. The Common Stock, the Shares and the Option Shares are listed on the New York Stock Exchange, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock, the Shares and the Option Shares from the New York Stock

Exchange, nor has the Company received any notification that the Commission or the New York Stock Exchange is contemplating terminating such registration or listing.

         2.15. GOVERNMENTAL PERMITS, ETC. To the Company's Knowledge, each of the Company and its Subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted, except where the failure to possess currently such franchises, licenses, certificates and other authorizations could not reasonably be expected to have a Material Adverse Effect, and the Company and Subsidiaries have not received any notice of proceedings relating to the revocation or modification of any such permit or any circumstance which would lead the Company to believe that such proceedings are reasonably likely which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

         2.16. BROKERS. No broker, finder, investment banker or other Person is entitled to receive any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement and the Related Agreements based upon arrangements made by or on behalf of the Company.

         2.17. REGULATORY FILINGS. Except as set forth in the Public Filings or that could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, the Company and each Subsidiary has filed or otherwise provided all reports, data, other information and applications required to be filed with or otherwise provided to the office of the Superintendent of the New York State Insurance Department, and all other federal, state or local governmental authorities with jurisdiction over the Company and each Subsidiary and all required regulatory approvals in respect thereof are in full force and effect on the date hereof. All such regulatory filings were in compliance with applicable law when filed and no deficiencies have been asserted by such governmental authority with respect to any such regulatory filings that have not been satisfied.

         2.18. A.M. BEST RATING. Each Insurance Subsidiary is currently rated A-Excellent by A.M. Best Company, Inc. ("A.M. BEST") and neither the Company nor any Insurance Subsidiary has received any communication from A.M. Best that A.M. Best intends to lower or remove such rating.

         2.19. SUBSEQUENT EVENTS.  Since September 30, 2002,

         (a) All material Contracts to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective assets may be bound have been filed with the Commission (and are publicly available), are described in the Public Filings or have been made available to the Purchasers and, in each case, are in full force and effect.

         (b) There has not been (i) any change by the Company in its accounting methods, principles or practices, (ii) any revaluation by the Company of any of its or any Subsidiary's material assets that could, individually or in the aggregate, result in a Material Adverse Effect, (iii) any entry outside the ordinary course of business by the Company or any

Subsidiary into any commitments or transactions material, individually or in the aggregate, to the Company and the Subsidiaries taken as a whole, (iv) any declaration, setting aside or payment of any dividends or distributions in respect of the shares of Common Stock or any redemption, purchase or other acquisition of any of the Company's securities, (v) any grant or issuance of any Equity Securities of the Company or any Subsidiary or (vi) any increase in, establishment of or amendment of any Employment, Consulting or Severance Agreement, bonus, insurance, deferred compensation, pension, retirement, profit sharing, stock option (including, without limitation, the granting of stock options, stock appreciation rights, performance awards, or restricted stock awards), stock purchase or other employee benefit plan or agreement or arrangement, or any other increase in the compensation payable or to become payable to any present or former directors, officers or employees of the Company or any Subsidiary, except in the ordinary course of business consistent with past practice.

         (c) No transaction has occurred between or among the Company, any of the Subsidiaries, officers or directors or any of their respective affiliates that will be required to be described under applicable securities laws in future Public Filings and that have not otherwise been disclosed to the Purchasers.

3.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

         Each of the Purchasers, severally, but not jointly, hereby represents and warrants to the Company, as of the Closing Date, as follows:

         3.01. ORGANIZATION AND STANDING OF THE PURCHASERS. Each of the Purchasers that is not an individual (an "ENTITY PURCHASER") is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

         3.02. AUTHORITY; ENFORCEABILITY. Each of the Entity Purchasers has all requisite corporate, partnership or limited liability company power and authority to enter into this Agreement and each Related Agreement to which it is a party and to carry out its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and each Related Agreement to which it is a party by each of the Entity Purchasers have been duly and validly authorized by all requisite corporate, partnership or limited liability company proceedings, as the case may be, on the part of each of the Purchasers. This Agreement and each Related Agreement to which it is a party when executed and delivered by each of the Purchasers is a valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms, except that
(a) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium, rehabilitation, liquidation, conservatorship, receivership or other similar laws now or hereafter in effect relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         3.03. ACQUISITION FOR INVESTMENT. Each of the Purchasers is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D. Each of the Purchasers is acquiring the Units solely for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and it has no present intention or plan to effect any distribution of the Units, the Shares, the Options or the Option Shares. Each of the Purchasers represents that it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Units and that it is able to bear the economic risk associated with such investment and can afford the complete loss of such investment. The Purchasers acknowledge that the offer and sale of the Shares, the Options and the Option Shares have not been registered under the Securities Act.

4.       CONDITIONS AT CLOSING

         4.01. PURCHASERS' OBLIGATION. The obligation of each Purchaser to close the transactions contemplated by this Agreement and each Related Agreement is subject to the satisfaction on or prior to the date of the Closing of the following conditions:

         (a) The opinions of Mayer, Brown, Rowe & Maw, counsel to the Company and Paul J. Hart, the Company's General Counsel, each dated the Closing Date, addressed to the Purchasers, substantially in the form and to the effect of EXHIBIT B hereto.

         (b) (i) Copies, as of a recent date, of the certificate of incorporation, including all amendments thereto, of the Company and each of the Subsidiaries certified by the Secretary of State or other appropriate official of the jurisdiction of organization, (ii) certificates, as of a recent date, from the Secretary of State of New York to the effect that the Company is in good standing or subsisting in such jurisdiction, listing all charter documents of the Company on file and attesting to its payment of all franchise or similar taxes, and (iii) a certificate, as of a recent date, from the Secretary of State or other appropriate official in each jurisdiction in which each of the Subsidiaries is organized to the effect such Subsidiary is in good standing in such jurisdiction.

         (c) Fully executed copy of the Registration Rights Agreement, dated the Closing Date, which shall be in full force and effect.

         (d) Duly executed certificates representing the Shares and the Options, dated the Closing Date, being purchased by each Purchaser.

         (e) Fully executed copy of the Shareholder Purchase Agreement, dated the Closing Date, in form and substance satisfactory to the Purchasers which shall be in full force and effect.

         (f) Duly executed certificates representing the shares of Common Stock and options to purchase Common Stock being purchased by each Purchaser from the Shareholder.

         (g) A duly executed certificate of the secretary of the Company, dated as of the Closing Date, certifying (i) that true and complete copies of the Company's Certificate of Incorporation and Bylaws, as in effect on the Closing Date, are attached to such certificate as exhibits thereto; and (ii) the genuineness of the resolutions of the Board of Directors adopting the terms and conditions of this Agreement, the Related Agreements and the transactions contemplated thereby.

5.       COVENANTS OF THE COMPANY AND OTHER AGREEMENTS

         5.01. FORM D; BLUE SKY LAWS; FORM 8-K. The Company will file a Notice of Sale of Securities on Form D with respect to the Units, if required under Regulation D, and to provide a copy thereof to each Purchaser promptly after such filing. The Company will take such action as it reasonably determines to be necessary to qualify the Shares, the Options and the Option Shares for sale to the Purchasers under this Agreement under applicable securities (or "blue sky") laws of the states of the United States (or to obtain an exemption from such qualification), and will provide evidence of any such action so taken to the Purchasers on or prior to the date of the Closing. The Company will file with the Commission a Current Report on Form 8-K disclosing this Agreement and the transactions contemplated hereby within three (3) business days after the Closing Date.

         5.02. REPORTING STATUS; ELIGIBILITY TO USE FORM S-3. Throughout the Registration Period (as defined in the Registration Rights Agreement), the Company will timely file all reports, schedules, forms, statements and other documents required to be filed by it with the Commission under the reporting requirements of the Exchange Act, and the Company will not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. The Company will use its reasonable best efforts to continue to meet, the "registrant eligibility" requirements for a secondary offering set forth in the general instructions to Form S-3 to enable the registration of the Registrable Securities as defined in the Registration Rights Agreement. Notwithstanding the foregoing, (a) in the case of any consolidation or merger of the Company with or into any other corporation or Person, or any other corporate reorganization, in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization, or any sale of all or substantially all of the assets of the Company (any such transaction being hereinafter referred to as a "REORGANIZATION"), in which, in each case, the consideration to be paid to the Purchasers upon the consummation or effective date of such Reorganization (the "EFFECTIVE DATE") is all cash for all of the securities of the Company beneficially owned by all of the Purchasers then, in each case, upon the Effective Date the obligations under this Section 5.02 shall terminate, (b) in the case of any Reorganization in which the consideration to be paid to all of the Purchasers upon the Effective Date is securities of a
Person other than the Company for all of the securities of the Company beneficially owned by all of such Purchasers and such securities are listed on a national securities exchange or the NASDAQ National Market, then upon the Effective Date the obligations under this Section 5.02 shall NOT terminate; PROVIDED that the obligations under this Section 5.02 shall terminate with respect to securities of the Company if all of such Purchasers do not beneficially own any securities of the Company as a result of such Reorganization or (c) in the case of any proposed Reorganization in which the consideration to be paid to all of the Purchasers upon the Effective Date is securities of a Person for all of the securities of the Company beneficially owned by such Purchasers and such securities are NOT listed on a national securities exchange or the NASDAQ National Market, then the Company shall obtain the PRIOR written consent of the Purchasers who beneficially own a majority-in-interest of the Units (determined on an as-exercised basis) prior to effecting such Reorganization.

         5.03. LISTING. The Company will use its best efforts to obtain and, so long as any Purchaser beneficially owns any of the Shares, the Options and the Option Shares and the shares of Common Stock, options and the shares of Common Stock underlying options to purchase Common Stock purchased from the Shareholder, maintain the listing and trading of its Common Stock (including the Shares and the Option Shares) on the New York Stock Exchange and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the New York Stock Exchange. Notwithstanding the foregoing, (a) in the case of any Reorganization in which the consideration to be paid to the Purchasers upon the Effective Date is all cash for all of the securities of the Company beneficially owned by all of the Purchasers, then upon the Effective Date the obligations under this Section 5.03 shall terminate, (b) in the case of any Reorganization in which the consideration to be paid to all of the Purchasers upon the Effective Date is securities of a Person other than the Company for all of the securities of the Company beneficially owned by all of such Purchasers and such securities are listed on a national securities exchange or the NASDAQ National Market, then upon the Effective Date the obligations under this Section 5.03 shall NOT terminate; PROVIDED that the obligations to list and maintain such listing of securities of the Company shall terminate if all of such Purchasers do not beneficially own any securities of the Company as a result of such Reorganization or (c) in the case of any proposed Reorganization in which the consideration to be paid to all of the Purchasers upon the Effective Date is securities of a Person for all of the securities of the Company beneficially owned by all of such Purchasers and such securities are NOT listed on a national securities exchange or the NASDAQ National Market, then the Company shall obtain the PRIOR written consent of the Purchasers who beneficially own a majority-in-interest of the Units (determined on an as-exercised basis) prior to effecting such Reorganization. Until a Purchaser transfers, assigns or sells all of the Shares, the Options and the Option Shares and the shares of Common Stock, options and the shares of Common Stock underlying options to purchase Common Stock purchased from the Shareholder beneficially owned by it, the Company will promptly provide to each Purchaser copies of any notices it receives regarding the continued eligibility of the Shares and the Option Shares for listing on the New York Stock Exchange.

         5.04. NO INTEGRATION. The Company will not make any offers or sales of any security under circumstances that would cause the offering of the Shares, the Options and the Option Shares to be integrated with any other offering of securities by the Company (i) for the purpose of any shareholder approval provision applicable to the Company or its securities or (ii) for purposes of any registration requirement under the Securities Act.

         5.05. THE OPTION SHARES. The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of shareholders, a sufficient number of authorized shares of Common Stock held in its treasury to satisfy the exercise of the Options.

         5.06. USE OF PROCEEDS. The Company shall use the net cash proceeds from the issuance and sale of the Units for general corporate purposes.

         5.07. DEALINGS WITH AFFILIATES. Except for transactions between or among the Company and any of the Subsidiaries, the Company will not enter into, or permit any Subsidiary to enter into, any transaction(s) (including, without limitation, any loans or extensions of credit, release of guarantee, management contract or royalty agreements, deferred or contingent compensation agreement, consulting or other agreement) with any Affiliate, except transactions in the ordinary course of business and at prices and on terms not less favorable to the Company or such Subsidiary than could be obtained on an arms-length basis from unrelated third parties or otherwise approved by the disinterested and independent members of the Board of Directors.

         5.08. APPOINTMENT TO BOARD OF DIRECTORS. So long as Conning Capital Partners VI, L.P. ("CONNING") and its affiliates beneficially own an aggregate of 50% of the Shares and the Option Shares purchased hereunder and the shares of Common Stock and the shares of Common Stock underlying the options to purchase Common Stock purchased from the Shareholder pursuant to the Shareholder Purchase Agreement, the Company hereby agrees to take all action within its power to cause one (1) individual designated by Conning (the "CONNING DESIGNEE") to be nominated, appointed and elected to the Board of Directors and appointed to the following committees of the Board of Directors: (i) Underwriting, (ii) Human Resources and (iii) Audit.

         5.09. OBSERVATION RIGHT. So long as Conning is entitled to designate the Conning Designee, the Purchasers shall have the right to designate one (1) individual (the "OBSERVER") to attend any meeting of the Board of Directors; PROVIDED, HOWEVER, at the reasonable request of the Chairman of the Board of Directors, Conning shall remove the individual serving as the Observer and designate another individual to be the Observer. The Observer shall not have the right to vote on any matter presented to the Board of Directors but the Observer may participate in discussions thereon. The Observer shall be entitled to receive all written materials and other information given to the directors in connection with such meetings at the same time such materials and information are given to the directors and the Observers shall execute and deliver to the Company a confidentiality agreement in the form and substance satisfactory to the Company.

         5.10. [INTENTIONALLY DELETED].

         5.11. ISSUANCE OF CERTIFICATES. The Purchasers acknowledge that each certificate representing the Shares, the Options and the Option Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

                  "THE OFFER AND SALE OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION
                  REQUIREMENTS THEREOF OR PURSUANT TO AN
                  EXEMPTION THEREFROM."

The Company will not give to its transfer agent of the Common Stock (the "TRANSFER AGENT") any instruction with respect to the Shares and the Option Shares other than as described in this Section 5.

         5.12. UNRESTRICTED SECURITIES. If (i) the Shares, the Options or the Option Shares represented by a certificate have been sold pursuant to an effective registration statement filed under the Securities Act, (ii) a holder of the Shares, the Options or the Option Shares provides the Company and the Transfer Agent, as applicable, with an opinion of counsel reasonably satisfactory to the Company to the effect that a public sale or transfer of any of such securities may be made without registration under the Securities Act and such sale either has occurred or may occur without restriction on the timing or manner of such sale or transfer or (iii) the Shares, the Options or the Option Shares represented by a certificate can be sold without restriction as to the number of securities sold under Rule 144(k) promulgated under the Securities Act, the Company will permit the transfer of the Shares, the Options or the Option Shares, as the case may be, and the Transfer Agent or the Company, as applicable, will issue one or more certificates, free from any restrictive legend, in such name and in such denominations as specified by such holder.

         5.13. SALE OF COMPANY SECURITIES. So long as Conning has exercised its rights to designate the Conning Designee, Conning will and will use its reasonable best efforts to cause its affiliates to abide by the Company's policies relating to sales and purchases of securities of the Company by members of the Board of Directors and the executive officers of the Company.

6.       DEFINITIONS AND ACCOUNTING TERMS

         6.01. CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

         "AFFILIATE" shall mean any officer or director of the Company or any Subsidiary or holder of five percent (5%) or more of any class of capital stock of the Company or any Subsidiary, or any member of their respective immediate families or any corporation or other entity directly or indirectly controlled by one or more of such officers, directors or 5% shareholders or members of their immediate families.

         "AGREEMENT" shall mean this Securities Purchase Agreement, including all amendments, modifications or supplements thereto.

         "A.M.  BEST"  shall have the  meaning  assigned to such term in Section
2.18.

         "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

         "BYLAWS"   shall  mean  the  Bylaws  of  the  Company,   including  all
amendments, modifications or supplements thereto.

         "CERTIFICATE   OF   INCORPORATION"   shall  mean  the   Certificate  of
Incorporation of the Company.

         "CLOSING" shall have the meaning assigned to such term in Section 1.02.

         "CLOSING DATE" shall have the meaning assigned to such term in Section 1.02.

         "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

         "COMMON STOCK" shall mean (a) the Company's Common Stock, par value $1.00 per share, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies or in the absence of any provision to the contrary in the Certificate of Incorporation, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency or provision), and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         "COMPANY" shall have the meaning assigned to such term in the introductory sentence hereof.

         "CONFIDENTIAL INFORMATION" shall mean information belonging to or in possession of the Company or its Subsidiaries which is of a confidential, proprietary or trade secret nature that is furnished or disclosed to any Purchaser under this Agreement. The Confidential Information to be disclosed by the Company under this Agreement includes, without limitation, information regarding its financial information (including, without limitation, projections) and its past, current and proposed business strategies.

         "CONNING" shall have the meaning assigned to such term in Section 5.08.

         "CONNING  DESIGNEE"  shall have the  meaning  assigned  to such term in
Section 5.08.

         "CONTRACT" means any contract, agreement, commitment, indenture, lease, note, bond, mortgage, license, plan, arrangement or understanding, whether written or oral.

         "EFFECTIVE  DATE"  shall  have the  meaning  assigned  to such  term in
Section 5.02.

         "EMPLOYMENT, CONSULTING OR SEVERANCE AGREEMENTS" means all oral and written (i) agreements for the employment for any period of time whatsoever, or in regard to the employment, or restricting the employment, of any employee of the Company or any Subsidiary, (ii) consulting, independent contractor or similar agreements, and (iii) policies, agreements, arrangements or understandings relating to the payment or provision of severance, termination or similar pay or benefits to any present or former employees, officers, directors, consultants, independent contractors or other agents of the Company or any Subsidiary.

         "ENTITY  PURCHASER"  shall have the  meaning  assigned  to such term in
Section 3.01.

         "EQUITY SECURITIES" shall mean, with respect to any Person, (a) shares of common stock, partnership interests or membership interests of such Person,
(b) any other equity security of such Person, including, without limitation, shares of preferred stock, (c) any equity-linked securities including, without limitation, stock appreciation rights, "phantom" stock rights or rights to payment based on the performance (E.G., revenues, EBITDA, earnings, etc.) of such Person, (d) any notes or debt securities of such Person containing equity features (including any notes or debt securities convertible into or exchangeable for equity securities, issued in connection with the issuance of equity securities or containing profit participation features) or (e) any right, option or warrant to acquire any such equity security or any such note or debt security.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated pursuant thereto.

         "GAAP" shall mean generally accepted accounting principles as set forth from time to time in the opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements of the Financial Accounting Standards Board or in such opinions and statements of such other entities as shall be approved by a significant segment of the accounting profession, applied on a consistent basis.

         "INDEMNIFIED  PARTY"  shall have the  meaning  assigned to such term in
Section 7.02.

         "INSURANCE SUBSIDIARY" shall mean any corporation or other Person listed on SCHEDULE 2.01(B).

         "KNOWLEDGE" the Company will be deemed to have "Knowledge" of a particular fact or other matter if the Company's Chief Executive Officer, Chief Financial Officer or Chief Claims Officer is actually aware of such fact or other matter.

         "MATERIAL ADVERSE EFFECT" shall mean any material adverse effect on the financial condition of the Company and the Subsidiaries, taken as a whole, which is in excess of $20.0 million in any 12 month period.

         "OBSERVER"  shall  have the  meaning  assigned  to such term in Section
5.09.

         "OPTIONS" shall have the meaning assigned to such term in Section 1.01.


         "OPTION SHARES" shall have the meaning assigned to such term in Section 1.01.

         "PERSON" shall mean an individual, corporation, partnership, joint venture, limited liability company or partnership, trust, university, or unincorporated organization, or a government or any agency or political subdivision thereof.

         "PUBLIC  FILINGS"  shall  have the  meaning  assigned  to such  term in
Section 2.02.

         "PURCHASER"  shall have the  meaning  assigned  to such term in Section
1.01 and shall include the original Purchaser and each holder of Shares, Options and Option Shares.

         "REGISTRATION RIGHTS AGREEMENT" shall mean that certain Registration Rights Agreement, dated as of the date hereof, attached hereto as EXHIBIT C.

         "REGISTRATION PERIOD" shall have the meaning assigned to such term in the Registration Rights Agreement.

         "REGISTRATION  STATEMENT"  shall mean any disclosure  document that the
Company  is  required  to  file  under  the   Securities  Act  pursuant  to  the
Registration Rights Agreement.

         "REGULATION D" shall have the meaning assigned to such term in Section 2.12.

         "RELATED AGREEMENTS" shall mean the Options and the Registration Rights Agreement, including all amendments, modifications or supplements thereto.

         "REORGANIZATION"  shall  have  the  meaning  assigned  to such  term in
Section 5.02.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated pursuant thereto.

         "SHARES" shall have the meaning assigned to such term in Section 1.01.

         "SHAREHOLDER" shall mean Blackman Investments, LLC.

         "SHAREHOLDER PURCHASE AGREEMENT" shall mean the Securities Purchase Agreement, dated the Closing Date, among the Purchasers and the Shareholder.

         "SUBSIDIARY"  shall  mean any  corporation  or other  Person  listed on
SCHEDULE 2.01(A).

         "TRANSFER  AGENT"  shall  have the  meaning  assigned  to such  term in
Section 5.11.

         "UNIT" shall mean one Share and one Option.

         6.02. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP consistently applied, and all financial data submitted pursuant to this Agreement, unless otherwise specified, shall be prepared in accordance with GAAP.

7.       INDEMNIFICATION

         7.01. GENERAL INDEMNITY. The Company agrees to indemnify and save harmless each Purchaser (and its directors, officers, affiliates, consultants, partners, limited partners, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by such Purchaser as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company or any Subsidiary herein or in any of the Related Agreements. Each Purchaser severally but not jointly agrees to indemnify and save harmless the Company and its directors, officers, Affiliates, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys' fees, charges and disbursements) incurred by the Company as a result of any inaccuracy in or breach of the representations, warranties or covenants made by such Purchaser herein; PROVIDED that, with respect to each indemnifying party, the amount of indemnity provided to the indemnified party shall be limited to $10,500,000.

         7.02. INDEMNIFICATION PROCEDURE. Any party entitled to indemnification under this Section 7 (an "INDEMNIFIED PARTY") will give written notice to the indemnifying party of any claim with respect to which it seeks indemnification promptly after the discovery by such party of any matters giving rise to a claim for indemnification; PROVIDED that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 7 except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnified party a conflict of interest between it and the indemnifying party may exist in respect of such action, proceeding or claim, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified party. In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such party of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its written consent; PROVIDED that the indemnifying party shall not unreasonably withhold, delay or condition its consent. Anything in this Section 7 to the contrary notwithstanding, the indemnifying party shall not, without the indemnified party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party, a release from all liability in respect of such claim. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar right of the indemnified party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.

8.       MISCELLANEOUS

         8.01. NO WAIVER; CUMULATIVE REMEDIES. No failure or delay on the part of any party to this Agreement or any Related Agreement in exercising any right, power or remedy hereunder or thereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or thereunder. The remedies herein and therein provided are cumulative and not exclusive of any remedies provided by law.

         8.02. AMENDMENTS, WAIVERS AND CONSENTS. Except as otherwise provided in this Agreement, (i) changes in, termination or amendments of or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if the Company shall obtain consent thereto in writing from the holders of at least a majority of the then outstanding Shares, Options and Option Shares (determined on an "as-if exercised" basis) and shall deliver copies of such consent in writing to any holders who did not execute such consent and (ii) no consents shall be effective to reduce the percentage in interest of the Shares, the Options and the Option Shares the consent of the holders of which is required under this Section 8.02. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         8.03. ADDRESSES FOR NOTICES. Any notice, demand, request, waiver or other communication under this Agreement or any Related Agreement shall be in writing and shall be deemed to have been duly given on the date of service, if personally served, on the date of transmission, if sent by facsimile, receipt confirmed, or on the third day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered, return receipt requested and postage prepaid, in each case addressed as follows (or to such other address as shall be designated by the applicable party to the other party in writing in compliance with this Section):

          To the Company:         NYMAGIC, Inc.
                                  330 Madison Avenue
                                  New York, NY  10017
                                  Attention: Executive Vice President,
                                             Vice President, General Counsel
                                             and Secretary
                                  Facsimile Number: 212-551-0717

          With a copy to:         Mayer, Brown, Rowe & Maw
                                  190 South LaSalle Street
                                  Chicago, IL  60603
                                  Attention: Laura Richman, Esq.
                                  Facsimile Number: 312-706-8333

          If to the Purchaser:    Conning Capital Partners VI, L.P.
                                  CityPlace II
                                  185 Asylum Street
                                  Hartford, CT  06103
                                  Attention:  David Young
                                  Facsimile Number:  860-520-1299

          With a copy to:         Morgan, Lewis & Bockius LLP
                                  101 Park Avenue
                                  New York, NY  10178-0060
                                  Attention:  Edward A. Reilly, Jr., Esq.
                                  Facsimile Number: 212-309-6273

         8.04. COSTS, EXPENSES AND TAXES. As a condition precedent to the Closing, the Company hereby agrees to pay 50% of the reasonable fees and other out-of-pocket expenses of Morgan, Lewis & Bockius LLP, special counsel to the Purchasers, at the Closing in connection with the preparation, execution and delivery of this Agreement, the Related Agreements, the Shareholder Purchase Agreement, the issuance of the Shares and the Options and the sale of the securities contemplated by the Shareholder Purchase Agreement at the Closing. In addition, the Company shall pay any and all stamp, or other similar taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the issuance of the Shares, the Options and, upon exercise of the Options, in whole or in part, from time to time, the Option Shares and the other instruments and documents to be delivered hereunder or thereunder, and agrees to save each holder of Shares, Options or Option Shares harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

         8.05. BINDING EFFECT; ASSIGNMENT. This Agreement and each Related Agreement to which it is a party shall be binding upon and inure to the benefit of the Company and each of the Purchasers and their respective heirs, successors and assigns, except that the Company shall not have the right to delegate its obligations hereunder or to assign its rights hereunder or any interest herein except as otherwise provided herein and this Agreement may not be assigned by any Purchaser without the prior written consent of the Company.

         8.06. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Agreement, each Related Agreement, the Shares, or any other instrument or document delivered in connection herewith or therewith, shall survive the execution and delivery hereof or thereof.

         8.07. PRIOR AGREEMENTS. This Agreement and each Related Agreement and the other agreements executed and delivered herewith constitute the entire agreement between the parties and supersede any prior understandings or agreements concerning the subject matter hereof.

         8.08. SEVERABILITY. The provisions of this Agreement and each Related Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement or any Related Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and any Related Agreement; but the terms of this Agreement and each Related Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

         8.09. CONFIDENTIALITY. Each Purchaser agrees that it will keep confidential and will not disclose or divulge any Confidential Information which such Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Purchaser pursuant to this Agreement, unless such information is known, or until such Confidential Information becomes known, to the public or such Purchaser currently possesses such Confidential Information or subsequently acquires or independently develops such Confidential Information other than as a result of any disclosure made to such Purchaser in connection with the transactions contemplated by this Agreement; PROVIDED that a Purchaser may disclose such Confidential Information
(a) on a confidential basis to its attorneys, accountants, consultants and other professionals, (b) after notice to the Company to any prospective purchaser of any Shares, Options or Option Shares from such Purchaser, (c) to any entity controlling, controlled or under common control with such Purchaser, or to any shareholder, partner or member of a Purchaser which is a corporation, partnership or limited liability company, or (d) as required by applicable law; PROVIDED, that with respect to subsection (d) the Purchaser shall give the Company reasonable notice prior to such disclosure; and PROVIDED FURTHER, that the Purchaser shall remain liable for any breach by the individuals or entities referred to in subsections (a), (b) and (c) of this
Section 8.09. Without limitation to the foregoing, Confidential Information shall not be used by or shared by any Purchaser with any Person, including its own affiliates, except for the purpose of evaluating, monitoring or reporting its investment in the Company.

         8.10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, AND WITHOUT GIVING EFFECT TO CHOICE OF LAW PROVISIONS WHICH MIGHT REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

         8.11. PUBLIC ANNOUNCEMENTS. Neither the Company or any Subsidiary nor any Purchaser shall use any Purchaser's or the Company's name or refer to any Purchaser or the Company directly or indirectly in connection with such Purchaser's investment in the Company or such Subsidiary in any advertisement, news release or professional or trade publication, or in any other manner, unless otherwise required by law or with such party's prior consent. The parties hereto agree and acknowledge that the Company and the Purchasers jointly intend to issue a press release upon execution of this Agreement and further agree that each will provide the other the opportunity to review and include reasonable changes prior to such release and issuance.

         8.12. CONSENT TO JURISDICTION. Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of any state or federal court sitting in New York, New York in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated hereby and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such state court or, to the extent permitted by law, in such federal court and each party hereto agrees to first initiate any such claim or proceeding in any such court. Each of the parties hereby irrevocably consents to the service of process in any such action or proceeding by the mailing by certified mail of copies of any service or copies of the summons and complaint and any other process to such party at the address specified in
Section 8.03. The parties agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this
Section 8.12 shall affect the right of a party to serve legal process in any other manner permitted by law or affect the right of a party to bring any action or proceeding in the courts of other jurisdictions except as otherwise provided in this Section 8.12.

         8.13. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF THE PARTIES HERETO HEREBY WAIVES, AND COVENANTS THAT HE OR IT WILL NOT ASSERT WHETHER AS PLAINTIFF, DEFENDANT, OR OTHERWISE, ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, CAUSE OF ACTION,

ACTION, SUIT OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE. ANY OF THE PARTIES HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 8.13 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH OF THE PARTIES HERETO TO THE WAIVER OF HIS OR ITS RIGHT TO TRIAL BY JURY.

         8.14. HEADINGS. Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         8.15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart and shall become effective when one or more counterparts have been signed by each party thereto and delivered (including by facsimile) to the other parties.

         8.16. FURTHER ASSURANCES. Each party hereto shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, each Related Agreement, the Options and the Units.

         8.17. SPECIFIC ENFORCEMENT. Each Purchaser and the Company acknowledges and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement and each Related Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement, each Related Agreement and to enforce specifically the terms and provisions hereof and thereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which they may be entitled at law or equity.

  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK; NEXT PAGE IS THE SIGNATURE PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date and year first above written.


                                 NYMAGIC, INC.


                                 By:  /S/ GEORGE R. TRUMBULL
                                    -------------------------------------
                                    Name:   George R. Trumbull
                                    Title:  Chairman and Chief Executive Officer


                                 CONNING CAPITAL PARTNERS VI, L.P.

                                 By:   Conning Investment Partners VI, LLC,
                                       its General Partner


                                 By:  /S/ DAVID W. YOUNG
                                    ------------------------------------
                                    Name:   David W. Young
                                    Title:  Manager







                 Signature Page to Securities Purchase Agreement


                                  SCHEDULE 1.01

                             SCHEDULE OF PURCHASERS


------------------------------------------------  -------------------  ---------------------  ------------  -------
                                                  AGGREGATE PURCHASE    NUMBER OF SHARES OF     NUMBER OF    TOTAL
          NAME AND ADDRESS OF PURCHASER                  PRICE             COMMON STOCK          OPTIONS     UNITS
------------------------------------------------  -------------------  ---------------------  ------------  -------

  Conning Capital Partners VI, L.P.
  c/o Conning & Company
  CityPlace II
  185 Asylum Street
  Hartford, CT  06103
  Attn: David Young                                   $8,400,000.00            400,000          400,000     400,000
------------------------------------------------  -------------------  ---------------------  ------------  -------
------------------------------------------------  -------------------  ---------------------  ------------  -------


                                        TOTAL         $8,400,000.00            400,000          400,000     400,000
------------------------------------------------  -------------------  ---------------------  ------------  -------

                                SCHEDULE 2.01(A)

                            SCHEDULE OF SUBSIDIARIES





                  NEW YORK MARINE AND GENERAL INSURANCE COMPANY

                            GOTHAM INSURANCE COMPANY

                           MUTUAL MARINE OFFICE, INC.

                       PACIFIC MUTUAL MARINE OFFICE, INC.

                    MUTUAL MARINE OFFICE OF THE MIDWEST, INC.

                                  MMO EU, LTD.

                                  MMO UK, LTD.

                                SCHEDULE 2.01(B)

                       SCHEDULE OF INSURANCE SUBSIDIARIES





                  NEW YORK MARINE AND GENERAL INSURANCE COMPANY

                            GOTHAM INSURANCE COMPANY

                                                                       EXHIBIT A

                            FORM OF OPTION AGREEMENT

                                                                       EXHIBIT B

                                FORM OF OPINIONS

                                                                       EXHIBIT C

                      FORM OF REGISTRATION RIGHTS AGREEMENT